UNITES STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2014

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-35629 (Commission File Number)	45-5538095 (IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441
(Address of principal executive offices, including ZIP code)

(763) 852-2901
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 19, 2014, the Board of Directors of Tile Shop Holdings, Inc. (the “Company”) elected Christopher Cook to the Company’s Board of Directors effective September 22, 2014. A founder of Sleep Experts, a Texas chain of mattress retail stores, Mr. Cook served as its Chief Executive Officer from 2004 until its acquisition by Mattress Firm in April 2014. Mr. Cook currently serves as a strategy consultant to the Mattress Firm executive team. Mr. Cook was also on the founding team of SiteStuff, a venture backed, e-commerce company and served as its Executive Vice President. He currently serves on the board of the Entrepreneur’s Foundation of North Texas and is a member of the Young President’s Organization.

Consistent with the Company’s non-employee director compensation arrangements, Mr. Cook will receive an annual fee of $100,000, payable in cash or restricted stock, to be paid on a pro-rata basis for the current year. Mr. Cook has elected to receive his compensation for the current year in the form of 8,146 shares of restricted stock, which was calculated by dividing Mr. Cook’s pro-rata compensation of $91,667 by the average closing price on Nasdaq of the Company’s common stock over the 30 trading days immediately preceding the date of grant, September 22, 2014. The risks of forfeiture for the restricted stock will lapse on August 21, 2015.

Mr. Cook’s appointment to specific committees is yet to be determined. Mr. Cook was not elected to the Board pursuant to any agreement or understanding between Mr. Cook and any other person. Since the beginning of the Company’s last fiscal year, neither Mr. Cook nor any of his immediate family has been a party to any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Item 8.01     Other Information.

On September 24, 2014, the Company issued a press release announcing the appointment of Mr. Cook. A copy of the Company’s press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired: None.

(b)  Pro Forma Financial Information: None.

(c)  Shell Company Transactions: None.

(d)  Exhibits:

99.1     Press Release dated September 24, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.
By: /s/ Kirk Geadelmann
Date: September 24, 2014	Name: Kirk Geadelmann
Title: Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

TILE SHOP HOLDINGS, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
September 19, 2014	001-35629

Exhibit No.	Description

99.1	Press Release dated September 24, 2014.